================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 23, 2005

                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

       000-07258                                       23-1721355
       ---------                                       ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

             450 Winks Lane, Bensalem, Pennsylvania     19020
             --------------------------------------     -----
            (Address of Principal Executive Offices) (Zip Code)

                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Not applicable.

     (b) At the Company's 2005 Annual Meeting of Shareholders on June 23, 2005, Mr. Kenneth S. Olshan retired from the Board of Directors of Charming Shoppes, Inc. (the "Company") as a result of attaining the mandatory retirement age of
72. The Company's Principles of Corporate Governance require that "No independent director shall be nominated for re-election at the annual meeting for an additional three-year term in the event that such director shall have attained age 72 on the date of his or her re-election."

     (c) Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHARMING SHOPPES, INC.
                                          ----------------------
                                          (Registrant)
Date: June 23, 2005
                                          /S/ ERIC M. SPECTER
                                          -------------------
                                          Eric M. Specter
                                          Executive Vice President
                                          Chief Financial Officer




































                                       -2-